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                                                                   EXHIBIT 10.37

                             NOVELLUS SYSTEMS, INC.

                               AMENDMENT NO. 2 TO
                              EMPLOYMENT AGREEMENT

         This Amendment No. 2 ("Amendment No. 2") is made and dated January 14, 2004 by and between Novellus Systems, Inc., a California corporation (the "Company"), and Richard Hill ("Executive") (collectively, "the parties") with respect to that certain Employment Agreement between the parties dated October 1, 1998, as amended December 17, 1999 (the "Amended Agreement").

                                    RECITALS

         1. Executive has been employed by the Company and is currently serving as the Company's Chairman and Chief Executive Officer pursuant to the terms and conditions of the Amended Agreement.

         2. The parties now desire to amend certain terms of the Amended Agreement upon the following terms and conditions.

                                    AGREEMENT

         Accordingly, the parties agree as follows:

         1. AMENDMENT OF PARAGRAPH 3(a). Paragraph 3(a) of the Amended Agreement (regarding Executive's salary) is hereby amended in its entirety to read as follows:

                  a. The Company shall pay Executive at an initial base annual salary of $775,000.00, payable bi-weekly. Executive's salary will be reviewed from time to time in accordance with Company's established procedures for adjusting salaries for similarly situated employees. Executive shall also be eligible to participate in the Company's executive bonus plan, as already established by the Company, and as may be amended from time to time in the Company's sole discretion.

         2. AMENDMENT OF PARAGRAPH 3(d). Paragraph 3(d) of the Amended Agreement (regarding certain golf club expenses) is hereby amended in its entirety to read as follows:

                  d. The Company shall reimburse Executive in accordance with Company guidelines and procedures for golf club expenses associated with the normal course of conduct with customers.

         3. AGREEMENT CONTINUES. Except as specifically modified herein, the terms and conditions of the Amended Agreement shall remain in full force and effect. This Amendment No. 2 shall be attached to the Amended Agreement as EXHIBIT B.

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         4.       DEFINITIONS. Capitalized terms used herein shall have the
meanings set forth in the Amended Agreement, unless otherwise specifically defined herein.

         5. REPRESENTATION BY COUNSEL. The parties acknowledge that (a) they have had the opportunity to consult counsel in regard to this Amendment No. 2; (b) they have read and understand Amendment No. 2 and they are fully aware of its legal effect; and (c) they are entering into Amendment No. 2 freely and voluntarily, and based on each party's own judgment and not on any representations or promises made by the other party, other than those contained in this Amendment No. 2.

         6. DATE OF AMENDMENT. The parties have duly executed this Amendment No. 2 as of the date first written above.

                                      /s/ Richard Hill
                                      ----------------------------------
                                                 Richard Hill

                                      NOVELLUS SYSTEMS, INC.

                                      By: /s/ Kevin S. Royal
                                          ------------------------------
                                                 Kevin S. Royal
                                                 Chief Financial Officer